Filed under Rule 497(c)
File Nos. 333–16093
811–07923
STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

GOVERNMENT MONEY MARKET FUND
Institutional Class (CNIXX)
Class N (CNGXX)
Class S (CNFXX)

PRIME MONEY MARKET FUND
Institutional Class (CNMXX)
Class N (CNPXX)
Class S (CNSXX)

CALIFORNIA TAX EXEMPT MONEY
MARKET FUND
Institutional Class (CNTXX)
Class N (CNEXX)
Class S (CEMXX)

LIMITED MATURITY FIXED INCOME FUND
Institutional Class (AHLFX)
Class N (AHALX)

GOVERNMENT BOND FUND
Institutional Class (CNBIX)
Class N (CGBAX)

CORPORATE BOND FUND
Institutional Class (CNCIX)
Class N (CCBAX)

CALIFORNIA TAX EXEMPT BOND FUND
Institutional Class (CNTIX)
Class N (CCTEX)

FULL MATURITY FIXED INCOME FUND
Institutional Class (AHFMX)
Class N (AHAFX)

HIGH YIELD BOND FUND
Institutional Class (CHYIX)
Class N (CHBAX)

MULTI-ASSET FUND
Institutional Class (CNIIX)
Class N (CNIAX)

DIVERSIFIED EQUITY FUND
Institutional Class (AHDEX)
Class N (AHADX)

LARGE CAP VALUE EQUITY FUND
Institutional Class (CNLIX)
Class N (CVEAX)

LARGE CAP GROWTH EQUITY FUND
Institutional Class (CNGIX)
Class N (CLEAX)

SOCIALLY RESPONSIBLE EQUITY FUND
Institutional Class (AHSRX)
Class N (AHRAX)

RCB SMALL CAP VALUE FUND
Institutional Class (RCBIX)
Class N (RCBAX)
Class R (RCBSX)

January 28, 2011

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 28, 2011, which may be amended from time to time (the “Prospectus”), for the Government Money Market Fund (the “Government Money Fund”), the Prime Money Market Fund (the “Prime Money Fund”), the California Tax Exempt Money Market Fund (the “California Money Fund”), the Limited Maturity Fixed Income Fund (the “Limited Maturity Fund”), the Government Bond Fund, the Corporate Bond Fund, the California Tax Exempt Bond Fund (the “California Bond Fund”), the Full Maturity Fixed Income Fund

CNI-SX-007-0200

(the “Full Maturity Fund”), the High Yield Bond Fund, the Multi-Asset Fund, the Diversified Equity Fund, the Large Cap Value Equity Fund (the “Large Cap Value Fund”), the Large Cap Growth Equity Fund (the “Large Cap Growth Fund”), the Socially Responsible Equity Fund and the RCB Small Cap Value Fund (the “Small Cap Value Fund”).

The Diversified Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Socially Responsible Equity Fund and the Small Cap Value Fund are referred to herein as the “Equity Funds.” The Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Full Maturity Fund and the High Yield Bond Fund are referred to herein as the “Bond Funds.” The Government Money Fund, the Prime Money Fund and the California Money Fund are referred to herein as the “Money Market Funds.” The Equity Funds, the Bond Funds, the Money Market Funds and the Multi-Asset Fund are referred to herein as the “Funds.”

Each Fund is a series of CNI Charter Funds (the “Trust”), an open-end, management investment company. Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2010, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call 1-888-889-0799 or visit www.cnicharterfunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	2
INVESTMENT RESTRICTIONS – MONEY MARKET FUNDS	36
INVESTMENT RESTRICTIONS – MULTI-ASSET FUND	42
MANAGEMENT OF THE TRUST	44
PORTFOLIO TRANSACTIONS	66
DISTRIBUTIONS AND TAXES	69
SHARE PRICE CALCULATION	78
DISTRIBUTION PLAN	80
SHAREHOLDER SERVICES AGREEMENT	82
DEALER COMMISSIONS	84
EXPENSES	84
CODES OF ETHICS	84
DISCLOSURE OF PORTFOLIO HOLDINGS	84
PROXY VOTING	86
GENERAL INFORMATION	86
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	87
PERFORMANCE INFORMATION	98
PURCHASE AND REDEMPTION OF SHARES	100
OTHER INFORMATION	102
FINANCIAL STATEMENTS	102
APPENDIX A – RATINGS OF INVESTMENT SECURITIES	A-1
APPENDIX B – PROXY VOTING POLICIES	B-1

THE FUNDS

The various classes of shares of each Fund commenced operations on the following dates:

Fund	Institutional Class	Class N	Class S	Class R
Government Money Fund	4/3/00	6/21/99	10/6/99	N/A
Prime Money Fund	3/23/98	10/18/99	10/26/99	N/A
California Money Fund	4/3/00	6/21/99	11/12/99	N/A
Limited Maturity Fund(1)	11/22/88	10/22/04	N/A	N/A
Government Bond Fund	1/14/00	4/13/00	N/A	N/A
Corporate Bond Fund	1/14/00	4/13/00	N/A	N/A
California Bond Fund	1/14/00	4/13/00	N/A	N/A
Full Maturity Fund(1)	10/20/88	5/11/04	N/A	N/A
High Yield Bond Fund	1/14/00	1/14/00	N/A	N/A
Multi-Asset Fund	10/1/07	10/1/07	N/A	N/A
Diversified Equity Fund(1)	10/20/88	12/30/02	N/A	N/A
Large Cap Value Fund	1/14/00	4/13/00	N/A	N/A
Large Cap Growth Fund	1/14/00	3/28/00	N/A	N/A
Socially Responsible Equity Fund(1)	1/3/05	8/12/05	N/A	N/A
Small Cap Value Fund(2)	10/3/01	10/3/01	N/A	10/1/01

(1)
For each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Predecessor Fund, as defined below.

(2)	For the Small Cap Value Fund, the inception dates shown above reflect the inception date of the corresponding share class of the RCB Predecessor Fund, as defined below.

In 2000, the fiscal year-end for the Trust was changed from October 31 to September 30.

Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds’ fiscal year ended June 30, while the Funds’ fiscal year ends September 30.

The Small Cap Value Fund commenced operations on October 1, 2001, the date of its acquisition of the assets and liabilities of a series of Professionally Managed Portfolios, a registered investment company (the “RCB Predecessor Fund”), for which Reed Conner & Birdwell LLC (“RCB”) served as investment adviser, and which had the same investment objective, policies and strategies as the Small Cap Value Fund. As compared with the Small Cap Value Fund, the RCB Predecessor Fund had different service providers, a different board of trustees and a different fee structure. In addition, the fiscal year end of the RCB Predecessor Fund was June 30 while the Small Cap Value Fund’s fiscal year ends September 30. As of the date of the acquisition, all of the issued and outstanding shares of the RCB Predecessor Fund were converted into Class R shares of the Small Cap Value Fund. The RCB Predecessor Fund commenced operations on September 30, 1998.

Effective January 31, 2008, Class A shares of the Funds were redesignated as Class N shares, except that Class A shares of the Predecessor Funds were redesignated as Class N shares effective October 17, 2007. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Each Fund (other than the California Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The California Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

City National Asset Management, Inc. (“CNAM, Inc.” or the “Investment Manager”) serves as investment manager to the Funds. As the investment adviser, CNAM, Inc. allocates portions of the assets of the Full Maturity Fund, the High Yield Bond Fund, the Diversified Equity Fund, the Socially Responsible Equity Fund and the Small Cap Value Fund among one or more of Guggenheim Investment Management, LLC (“Guggenheim”), RCB, Robert W. Baird & Co. Incorporated (“Baird”), SKBA Capital Management, LLC (“SKBA”), Boyd Watterson Asset Management LLC (“Boyd Watterson”), AMBS Investment Counsel, LLC (“AMBS”) and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and any other sub-adviser which it may engage, subject to approval by the Trust’s Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

MONEY MARKET FUNDS

Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. Dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which CNAM, Inc. has determined present minimal credit risk:

•
Commercial paper, including asset-backed commercial paper, rated in the highest rating category by Moody’s Investors Services (“Moody’s”), Standard and Poor’s Corporation (“S&P”), Fitch Ratings (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in the highest rating category by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

•
Other corporate obligations such as publicly traded bonds, debentures, and notes rated in the highest rating category by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust

(the “Board of Trustees” or the “Board”), to be at least equal in quality to one or more of the above referenced securities.

•	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

•	Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

•
Certificates of deposit, time deposits, notes and bankers’ acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

Money Market Fund Risks. The Money Market Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Market Funds’ portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Market Fund’s portfolio, the Money Market Fund may be unable to maintain stable net asset values of $1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND

The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds (i.e., the Money Market Funds, Bond Funds and Equity Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the “Affiliated Underlying Funds”), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission (“SEC”) rules adopted pursuant to the 1940 Act, the Multi-Asset Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Multi-Asset Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Multi-Asset Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders with regarding to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
The sales load and distribution fees paid by the Multi-Asset Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Multi-Asset Fund, may not be excessive under FINRA rules.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund’s purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, references in this section to investments by a Fund include the Multi-Asset Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by its Underlying Funds).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Fixed Income Securities. The Money Market Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may (as a non-principal investment strategy), invest in exchange-traded funds (“ETFs”), which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Corporate Bonds. The Limited Maturity Fund, the Corporate Bond Fund, the Full Maturity Fund, the High Yield Bond Fund, the Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the California Money Fund, the California Bond Fund, the Government Bond Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The High Yield Bond Fund will (as a principal investment strategy), and the California Bond Fund, the Corporate Bond Fund, the Government Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A. Such obligations are speculative and may be in default. Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Variable and Floating Rate Instruments. The Money Market Funds, the Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy) and the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

Convertible Securities and Warrants. The Equity Funds, the Bond Funds and the Multi-Asset Fund may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). Neither of the Diversified Equity Fund or Socially Responsible Equity Fund may invest more than 5% of the value of the Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

Commercial Paper and Other Short-Term Corporate Obligations. Each of the Money Market Funds, the Bond Funds and the Multi-Asset Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. The Money Market Funds (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in the Appendix.

To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades.

No Money Market Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 10% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets (10% of the value of its net assets for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund) valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, the value of mortgage-related securities has been adversely affected by the disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale. The value of these securities may be very volatile.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

The values of derivative securities known as “floaters” and “inverse floaters” vary in response to interest rates. These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper and other Eligible Securities (as that term is defined below). The credit quality of most asset-backed commercial paper depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities.

Each of the Funds intends to obtain repayment of asset-backed commercial paper from identified pools of assets including automobile receivables, credit-card receivables, and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-Backed Securities. The Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in asset-backed securities. These types of securities represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. These securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds except the Diversified Equity Fund and the Socially Responsible Equity Fund (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Exchange-Traded Notes. The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund (as a principal investment strategy) and all other Funds except for the California Bond Fund and the Government Bond Fund (as a non-principal investment strategy) may invest in securities issued by companies and governments of foreign countries.

Each Fund other than the Multi-Asset Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”).  The Multi-Asset Fund invests in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities. ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

The Small Cap Value Fund may invest up to 20% of its total assets in foreign securities. Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest up to 15% of its total assets, at the time of purchase, in U.S. dollar-denominated securities of non-U.S. companies. Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored ADRs in an amount not to exceed 15% of the Fund’s total assets at the time of purchase, although it currently does not intend to do so.

Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

Certain securities in which the Multi-Asset Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Multi-Asset Fund (as a principal investment strategy) and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Hedge Funds. As a non-principal investment strategy, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. The Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Swap Agreements. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Investment Company Shares. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund’s total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund’s investments in all investment companies is limited to 10% of the Fund’s total assets. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules. See “Investment Techniques and Risk Considerations – Multi-Asset Fund” above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Zero Coupon Bonds. The Money Market Funds (as a principal investment strategy), and the Bond Funds, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Equity Funds, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), and the Multi-Asset Fund may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Equity Funds, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), and the Multi-Asset Fund may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Equity Funds, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), and the Multi-Asset Fund may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Equity Funds, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), and the Multi-Asset Fund may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards and futures that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards and futures that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General debt obligation bonds are backed by the taxing power of the issuing municipality. Revenue obligations are backed by the revenue of a project or facility, for example, tolls from a toll bridge.  Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities.

Municipal Leases. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Money Fund, the California Bond Fund and the High Yield Bond Fund may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the revenues generated by the use of the facility to meet its financial obligations and the pledge.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, the Equity Funds, the Bond Funds and the Multi-Asset Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may enter into such option transactions only as part of a hedging strategy.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

Each of these Funds also may write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Futures and Options on Futures. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Repurchase Agreements. The Prime Money Fund and the Government Money Fund (as a principal investment strategy) and the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in repurchase agreements. The Limited Maturity Fund and the Full Maturity Fund may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Highly Liquid Investments. The Money Market Funds and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in cash and cash equivalents. The Funds may invest in bank notes, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

Eurodollar Certificates of Deposit and Foreign Securities. The Equity Funds, the Bond Funds and the Multi-Asset Fund may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The California Bond Fund and the California Money Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency Obligations. The Government Bond Fund, the Prime Money Fund, the Government Money Fund, the Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Government agency obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), others are supported by the right of the issuer to borrow from the U.S. Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Bond Fund, the Prime Money Fund and the Government Money Fund, the Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills, notes and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities. The Money Market Funds, the Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Full Maturity Fund, the High Yield Bond Fund, the Multi-Asset Fund, the Large Cap Growth Fund, the Large Cap Value Fund and the Small Cap Value Fund may invest in when-issued securities as a non-principal investment strategy. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets (10% for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and

the Socially Responsible Equity Fund) in order to meet redemption requests without immediately selling any portfolio securities. For the purpose of the investment restriction for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. The Multi-Asset Fund’s Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry, except that a Fund may invest more than 25% of its net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund’s sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

California Municipal Securities.  Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this SAI primarily from official statements and prospectuses relating to the State budget and securities offerings of the State, the latest of which is dated January 10, 2011.

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. Since then, the State’s economy has grown slowly. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly one million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during each of the first five months of 2010. In subsequent months, the State lost jobs due to the drawdown of temporary U.S. Census workers.

The 2011-12 Governor's Budget dated January 10, 2011 (the "2011 Governor's Budget"), indicated that the

California economy started to recover from the recession in June 2009.   Job losses moderated during the second half of 2009 and switched to very modest gains in 2010.  As with the nation, it will likely take a long time for employment to reach pre-recession levels.  The national unemployment rate peaked at 10% in the last quarter of 2009 and declined sporadically through July 2010.  The State's rate, in contrast, continued to trend up to 12.6% in March 2010, and then improved slightly thereafter.

California’s geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

In addition, California is subject to periodic water shortages owing to drought conditions. In February 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In the Proclamation, the Governor requested that urban water users reduce water use by 20%, and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts, and facilitate water transfers to respond to emergency conditions which may arise.

State Budgets

Initial 2009 Budget Act. The Initial 2009 Budget Act was adopted by the Legislature and signed by the Governor in February 2009. The State enacted $36 billion in solutions to what then was estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. This package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters in May 2009. These additional measures were all rejected by the voters. After adoption of the Initial 2009 Budget Act, the State continued to experience significant declines in revenues and other financial pressures. In May 2009, Governor Schwarzenegger released subsequent revisions to the Initial 2009 Budget Act, which identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act. As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009, Governor Schwarzenegger declared a fiscal emergency and called a special session of the Legislature to solve the new $24 billion deficit. The Amended 2009 Budget Act, which was enacted in July 2009, included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation. The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions adopted in February 2009 and $24 billion in July 2009) were wide-ranging and drew on all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes).

Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4%, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in 2009-10, compared to $91.5 billion in 2008-09, a 7.5% decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

Events after adoption of the Amended 2009 Budget Act resulted in the State ending the 2009-10 fiscal year with $86.9 billion in General Fund revenues and transfers (compared to $89.5 billion projected in the Amended 2009 Budget Act) and expenditures of $86.3 billion (compared to $84.6 billion projected).  As a result, the State exhausted the projected General Fund reserve and ended the 2009-10 fiscal year with a negative General Fund balance of $6.3 billion.

2010 Budget Act. The Governor’s Budget for the 2010-11 fiscal year was released in January 2010. The 2010 Governor's Budget projected that California was slowly emerging from the recession. While the recovery had begun, economic growth was very modest and high unemployment persisted. Baseline revenues fell by more than 20% from their peak, and they were expected to remain for several years approximately 30% lower than 2007-08 projections. Major components of this revenue decline were: capital gains taxes ($8 billion), income tax on wages (about $6 billion), tax on other components of income ($7 billion), sales taxes ($11 billion), corporate taxes ($2 billion) and all other taxes ($1 billion).

The Governor’s Budget proposed a combination of spending reductions, alternative funding, fund shifts and additional federal funds to close the $19.9 billion budget gap. This figure was comprised of a current year shortfall of $6.6 billion, a budget year shortfall of $12.3 billion, and a modest reserve of $1 billion.

The 2010 Budget Act was passed by the Legislature and signed by the Governor on October 8, 2010, the latest budget enactment in State history. The 2010 Budget Act projects revenues and transfers to the General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010 of $6.3 billion) of $1.3 billion. An estimated $19.3 billion budget gap was resolved with a combination of expenditure reductions (44% of solutions), federal funds (28% of solutions) and various other one-time receipts, loans and other solutions (28% of solutions). Whether the State will be able to receive all the projected receipts or achieve all the planned expenditure reductions will depend on future actions at the State and federal level, and there is no assurance that all of the assumptions will be met. Furthermore, Proposition 22, an initiative measure approved by the voters on November 2, 2010, will prohibit the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the 2010-11 fiscal year and increased effects on future years. The administration projects that there will be multi-billion dollar budget gaps in future years, as temporary fiscal measures adopted in recent years have to be repaid or temporary tax increases expire at the end of the 2010-11 fiscal year.

On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, Governor Schwarzenegger announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to begin on December 6, 2010 (the first day of the newly-elected Legislature) to address any estimated shortfall in the 2010-11 fiscal year.

2011 Governor's Budget.  On November 2, 2010, the voters elected Edmund G. Brown, Jr. as Governor, to start a new term on January 3, 2011.  The Governor’s Budget for the 2011-12 fiscal year was released on January 10, 2011.  Although California has begun to recover, the 2011 Governor's Budget projects that it will be years before the more than 1 million lost jobs will be recovered. Baseline revenues will not return to the 2007‑08 level until 2013‑14 and, even then, the Budget projects that revenues will be insufficient to pay for program services that the State has committed to provide.  California is projected to face a budget gap of $25.4 billion in 2011‑12. This gap is made up of a current‑year shortfall of $8.2 billion and a budget‑year shortfall of $17.2 billion.  Although the economic downturn has been the chief contributor to California's budget gap, the Budget notes that the State entered the recession with an existing structural budget deficit, meaning that revenues did not cover costs. This structural deficit continued, in part, because of an overreliance on temporary remedies and savings proposals that did not materialize. Some actions adopted over the last decade, such as the Economic Recovery Bonds, have added $2.9 billion to the projected budget gap in 2011‑12.

The 2011 Governor’s Budget proposes to close California's budget gap by significantly reforming State and local programs, substantially reducing State operations, and enacting spending cuts across all service areas. The Budget also maintains existing tax rates in effect for another five years, subject to voter approval.

As discussed below under "Deficit Solutions," the Budget includes $26.4 billion in spending cuts, revenues and other solutions to balance the budget this year and into the future, and to provide for a reserve.  The Budget reduces spending by $12.5 billion, and includes substantial cuts to most major programs.  The Budget also includes one‑time savings and borrowing measures.  According to the Budget,  $8.2 billion of the budget gap is one‑time in nature.

Deterioration of State Finances. The largest contributor to the budget gap is the reduction in the baseline revenue forecast for 2008-09 and 2009-10. This reduction was due almost entirely to the economic recession. In May 2009, the Department of Finance forecast the output of the State's economy (as measured by personal income) to be $1.559 trillion in 2008, $1.543 trillion in 2009 and $1.564 trillion in 2010, reflecting reductions from the 2008 forecast of 1.9%, 6.8% and 10.1%, respectively.  In the May 2010 forecast, the equivalent values were $1.559 trillion in 2009, $1.609 trillion in 2010 and $1.682 trillion in 2011, reflecting a reduction of 2.8% in 2009 and gains of 3.2% and 4.5% in 2010 and 2011, respectively.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the State first to defer certain cash payments, and then issue registered warrants in order to manage its cash resources. By July 2009, the State’s cash resources dwindled to the point that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks), which could not be immediately cashed. The registered warrants were all called for redemption on September 4, 2009, once the State was able to access the public credit markets for cash management purposes following enactment of the Amended 2009 Budget Act. No registered warrants were used to pay debt service on bonds, payments to schools, or employee payrolls. By employing a combination of external borrowing with Revenue Anticipation Notes and other cash management techniques after the registered warrants were redeemed, the State was able to meet all its cash obligations for the balance of the 2009-10 fiscal year and through the date of adoption of the 2010 Budget Act on October 8, 2010. Legislation enacted in early March 2010 and in October 2010 provided the State with additional tools to manage cash during the 2010-11 fiscal year by authorizing short-term deferral of certain State payments, primarily to schools and local governments.

The 2011 Governor’s Budget projects the State will have sufficient cash to repay the entire $10 billion of Revenue Anticipation Notes as scheduled in May and June 2011. However, absent corrective action, the State will once again face substantial challenges in meeting all General Fund cash needs beginning in July 2011. Proposals to close the budget gap will reduce this cash problem. In addition to budget solutions, the State will need to obtain external financing early in the 2011-12 fiscal year.

In December 2010, the State’s Department of Finance issued its monthly “Finance Bulletin” reporting actual General Fund receipts for November 2010. The Finance Bulletin reported that economic indicators are conflicting.  Labor markets are improving and October 2010 saw the first year-over-year private sector job gain since December 2007.  However, construction and real estate indicators were disappointing. In addition, the Finance Bulletin reported that fiscal year-to-date General Fund cash receipts are about $ 6 billion, or $ 1 billion above the 2010 Budget Act forecast and year-to-date revenues are $1.232 billion above the expected $30.617 billion.

Deficit Solutions.  California is projected to face a budget gap of $25.4 billion in 2011‑12. This gap is made up of a current‑year shortfall of $8.2 billion and a budget‑year shortfall of $17.2 billion. With a reasonable reserve of $1 billion, $26.4 billion in cuts, taxes and other budget solutions are needed to close the budget gap.  According to the 2011 Governor's Budget, various factors contribute to the projected deficit in 2011‑12.  First, the budget plan adopted in 2010‑11 relied in part on assumptions, including the receipt of billions of dollars in federal funds, and on spending cuts that were not achieved. These factors contributed $5.3 billion to the budget problem ($3.6 billion federal funds and $1.7 billion reductions).

This year’s revenues are $3.1 billion lower than were projected at the time of the 2010 Budget Act, in part due to the recently enacted federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The passage in November 2010 of Proposition 22, which prohibits the use of certain transportation funds to pay for debt service or to be loaned to the General Fund, created an additional budget shortfall of $1.6 billion. All other workload adjustments including population and caseload changes added $2.1 billion.

The Budget reduces spending by $12.5 billion. It includes substantial cuts to most major programs, such as $1.7 billion to Medi‑Cal, $1.5 billion to California’s welfare‑to‑work program, $1 billion to the University of California and California State University, $750 million to the Department of Developmental Services, and $580 million to State operations and employee compensation.

Recognizing that school funding has been disproportionately reduced since 2007‑08, the Budget maintains Proposition 98 funding (State General Fund and local property tax) for K‑12 programs at the same level in 2011‑12 as is in effect in 2010‑11. To maintain funding for schools, fund public safety services at the local level, and to balance the budget, this proposal maintains current tax rates for another five years. The Budget also proposes to uniformly apply the single sales factor income allocation rules to certain corporate taxpayers and to eliminate an ineffective tax expenditure program. These proposals will generate $12 billion.

While most of the budget solutions are ongoing, the Budget includes some one‑time savings and borrowing. These include $1.8 billion in borrowing from special funds, $1.7 billion in property tax shifts, $1.0 billion from the Proposition 10 reserve to fund children’s programs, and $0.9 billion from Proposition 63 moneys to fund community mental health services. $8.2 billion of the budget gap is one‑time in nature. Closing a portion of the gap with some one‑time solutions is appropriate because a portion of the budget gap is one‑time in nature.

Based on the proposed budget, current law, and the latest forecast of the economy, revenue, and program costs, the operating surplus over the forecast period ranges from a low of $7 million to a high of $2.4 billion — a structurally balanced budget each year.  Recognizing the urgency of the State’s fiscal problems, the Budget calls for an accelerated timeline to restore balance to the State’s finances.

Constraints on the Budget Process. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004 with the State’s Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. A specified portion of estimated annual General Fund revenues must be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers must continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement is in effect whenever the balance falls below the $8 billion or 5% target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.  A constitutional amendment which would strengthen the Budget Stabilization Account will be submitted to voters on the June 2012 election ballot.

Proposition 58 also prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Propositions 22 and 26, approved on November 2, 2010, will further limit the State's fiscal flexibility.  Proposition 22, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A if 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 26 specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being adopted by a majority vote.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring a two-thirds vote.

Future Budgets.  According to the State, California’s budget situation is likely to remain challenging for some time.  California’s chronic budget crises have been driven by growing State spending commitments funded by temporary spikes in revenues. Once revenues return to their normal trend – or drop precipitously, as has been the case in the recent recession – these commitments cannot be sustained, and dramatic cuts to programs and/or tax increases sometimes have been required. Budgets also have repeatedly been balanced using, at least in part, unrealized assumptions and one-time or temporary measures, including temporary revenue increases which will expire after fiscal year 2010-11. As a result, budget deficits have recurred from year to year, and budget gaps are expected to continue to challenge State fiscal leaders in fiscal year 2011-12 and subsequent years.

It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors. Preliminary projections for the coming fiscal year suggest that the State will again face a significant budget shortfall.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of December 1, 2010, the State had approximately $91.4 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $75.1 billion, the State’s debt service requirements for general obligation bonds and revenue bonds totaled nearly $ 166.5 billion. As of December 1, 2010, general obligation bond authorizations of approximately $ 39.6 billion remained unissued.

A ballot measure is slated to be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California’s water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Ratings. As of January 19, 2011, the State’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s, and A- by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody’s, Standard & Poor’s or Fitch Ratings will change such ratings in the future.

Future Issuance Plans; General Fund Debt Ratio.  Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the amount of such General Fund-supported debt outstanding to more than $78 billion, while still leaving authorized and unissued bonds of about $54 billion.

The State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on voter and legislative authorizations as of November 2010, and bond cash flow needs as reported by the Department of Finance, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16, compared to the outstanding amount as of December 1, 2010 of about $91.4 billion. The annual debt service costs on this amount of debt are estimated by the State Treasurer to increase to approximately $9.49 billion in fiscal year 2012-13 compared to about $6.84 billion estimated in fiscal year 2010-11. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal, payable on the $1.90 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is $10.39 billion in fiscal year 2017-18. (These estimates do not include Economic Recovery Bonds or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

Local Government

The primary units of local government in California are the counties, ranging in population from 1,100 (Alpine) to approximately 10.4 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities and thousands of other special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County and San Diego County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

According to the State, the 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continued without change in the 2010 Budget Act.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A of 2004 (also known as Senate Constitutional Amendment No. 4). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010 Budget Act includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In November 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 educations’ minimum funding guarantee for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriations Limit to K-14 education.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State’s initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur as a result of governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or might impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the outcome of such litigation or to estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

INVESTMENT RESTRICTIONS – MONEY MARKET FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Market Fund below are non-fundamental and can be changed as to a Money Market Fund by the Board without a vote of shareholders.

The Money Market Funds may not:

1.
*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.
*Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.
Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Market Funds will invest no more than 10% of their net assets in illiquid securities.

5.
*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.
Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.
*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.
*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Market Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier Securities (otherwise referred to as “Eligible Securities”). An Eligible Security is:

(1)
a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody’s, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers’ parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)
a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a “Government Security”).

Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

INVESTMENT RESTRICTIONS – GOVERNMENT BOND FUND, CORPORATE BOND FUND, CALIFORNIA BOND FUND, HIGH YIELD BOND FUND, LARGE CAP VALUE FUND, LARGE CAP EQUITY FUND, AND SMALL CAP VALUE FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Large Cap Value Fund, the Large Cap Growth Fund and the Small Cap Fund and may not be changed without shareholder approval.

No Fund may:

1.
Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Other than with respect to the Small Cap Value Fund, to the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.
Other than the Small Cap Value Fund, make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities. The Small Cap Value Fund may not make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Other than with respect to the Small Cap Value Fund, purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. The Small Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts. As a matter of operating policy, the Board of Trustees may authorize the Small Cap Value Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.

6.
Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, except that this restriction shall not be deemed to prohibit the Small Cap Value Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Other than with respect to the Small Cap Value Fund, invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Small Cap Value Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. The foregoing shall not preclude the Small Cap Value Fund from obtaining such short-term credit as may be necessary for clearance of purchases and sales of its portfolio securities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund, the Large Cap Value Fund, the Large Cap Growth Fund and the Small Cap Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Other than with respect to the Small Cap Value Fund, pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.
Other than with respect to the Small Cap Value Fund, purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6.	The Small Cap Value Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS - LIMITED MATURITY FUND, FULL MATURITY FUND, DIVERSIFIED EQUITY FUND AND SOCIALLY RESPONSIBLE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.
Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2.
Purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Fund’s assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3.
Purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4.
Purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Fund’s total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5.	Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6.
Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7.
Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8.
Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9.
Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10.
Invest more than 5% of the value of a Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectus are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not currently intend to do so. Up to one-third of a Fund’s assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are non-fundamental and may be changed by the Board without a vote of Fund shareholders.

No Fund may:

1.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2.
Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.
Invest, under normal circumstances, less than 80% of the value of its net assets in a particular type of investment that is suggested by the Fund’s name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4.
Purchase the stock or bonds of companies identified by the tobacco service of the RiskMetrics Group Social Issues Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by RiskMetrics as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5.
Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 10% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund’s Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1.
Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.
Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.
Concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry, except that the Fund may invest more than 25% of the Fund’s net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:

1.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under “Investment Restrictions – Equity and Bond Funds.”

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with CNAM, Inc., the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Trustees is an “interested person” of the Trust, as defined in the 1940 Act.  Each Trustee may be referred to in this SAI as an “Independent Trustee.”

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq. (3) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	15	None

Vernon C. Kozlen CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 67	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	15	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC. (4)

Victor Meschures(5) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder, Pocras & Levin LLP, an accounting firm (1964-present).	15	None

William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 73	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	15	None

James Wolford(6) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 56	Trustee	Since 1999	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	15	None

(1)
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

(3)
During 2008, 2009 and 2010, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, has provided legal services to CNB, the parent company of CNAM, Inc. In 2008, 2009 and 2010, the firm billed CNB $142,597, $213,421 and $391,192, respectively, for these services.  The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to CNB or SEI, and because Mr. Barnet’s interest in the fees billed by his firm to CNB was insignificant.

(4)
Convergent Wealth Advisors, LLC, which is an indirect subsidiary of City National Corporation, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(5)
Meschures, Campeas, Thompson, Snyder, Pocras & Levin LLP (“MCTSPL”), of which Mr. Meschures is a senior partner, has a $500,000 outstanding line of credit with CNB which expires on January 31, 2011. The outstanding balance on the line credit, as of October 31, 2010, was $0.  Any outstanding balance on the line of credit would bear interest at the prime rate.  In addition, MCTSPL has obtained a standby letter of credit from CNB in the amount of $47,871.80 as support for a lease of commercial office space.  As of October 31, 2010, MCTSPL had not drawn on the letter of credit.  The letter is currently set to expire in June 2015.  The partners of MCTSPL, including Mr. Meschures, have formed an investment partnership which has a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate which expires on October 31, 2011.  The outstanding balance on the line credit, as of October 31, 2010, was $287,500.  The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s loans to MCTSPL and the investment partnership were made in the ordinary course of business.

(6)
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from CNB.  Effective as of March 31, 2010, Bixby had entered into the following loan arrangements with CNB:

•	$25 million revolving line of credit with CNB at an interest rate of 2.25% plus LIBOR, which expires in January 2011;
•	$4.1 million construction loan at an interest rate of 3.25% plus LIBOR, which matures in January 2011;
•	$8 million construction loan (which matures in July 2011) at an interest rate of 3.75% plus LIBOR to finance construction of an industrial building in Ontario, California;
•
$5.520 million loan secured by a property located in Tempe, Arizona, with a rate of the prime rate plus 0.50% (The loan is due in December 2013 and the outstanding amount of the loan was $5.42 million as of December 31, 2009.); and

•
$11.25 million loan secured by a property located in San Jose, California, with a rate of the prime rate plus 0.50% (The loan is due December 2015, and the outstanding amount of the loan was $11 million as of December 31, 2009.)

The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

OFFICERS

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years

Joseph M. Gallo SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 37	Vice President and Secretary	Since 2008
Attorney for SEI Investments (2007-present). Officer of various investment companies administered by SEI Investments Global Funds Services (2007-present). Associate Counsel at ICMA–RC (2004-2007). Assistant Secretary of The VantageTrust Company (2007). Assistant Secretary of The Vantagepoint Funds (2006-2007).

Richard Gershen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 57	President and Chief Executive Officer	Since May 2010
Executive Vice President, Wealth Management Division, CNB (February 2009-present). Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 42	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

Valerie Y. Lewis City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 54	Vice President and Chief Compliance Officer	Since 2005	Chief Compliance Officer, CNAM, Inc. (2005-present). Fund Boards Specialist – Assistant Secretary, Capital Research and Management Company and Capital International, Inc. (1999-2005).

Carolyn Mead SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 53	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2007-present). Associate, Stradley, Ronon, Stevens & Young (2004-2007). Counsel, ING Variable Annuities (1999-2002).

Susan S. Rudzinski Convergent Capital Management LLC 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 47	Vice President	Since 2007
Compliance Director, Convergent Capital Management, LLC (2006-present).  Chief Compliance Officer, CCM Advisors, LLC (2006-2010). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg City National Bank 190 S. LaSalle Street Suite 2800 Chicago, Illinois 60603 Age: 57	Vice President and Assistant Secretary	Since 2005	Senior Vice President and Director – Sub-Advised Funds, City National Bank (2011-Present). Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).

Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 33	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).

Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 28	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Kozlen, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act; and, as to Mr. Kozlen, his former positions with CNB and as President and Chief Executive Officer of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Barnet, legal background and experience as a corporate and securities lawyer; Mr. Kozlen, investment management experience as an executive and leadership roles within CNB and affiliated entities;  Mr. Meschures, business accounting background and experience; Mr. Sweet, experience as a senior executive in a bank; and Mr. Wolford, experience as a chief financial officer of various real estate investment trusts and other companies.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

As of January 1, 2011, the Board is comprised entirely of Independent Trustees and Irwin Barnet serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. As noted below, through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2010, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of CNAM, Inc. and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by CNAM, Inc., including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2010, the Investment Committee held five meetings.

The Board has a Nominating Committee, comprised solely of Independent Trustees. Irwin G. Barnet, Victor Meschures, William R. Sweet and James Wolford are the current members of the Committee. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee did not meet during the fiscal year ended September 30, 2010.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to CNAM, Inc. the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, CNAM, Inc. and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, CNAM, Inc.’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2010.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Prime Money Fund $1 - $10,000 Government Bond Fund Over $100,000 Corporate Bond Fund Over $100,000 High Yield Bond Fund $1 - $10,000	Over $100,000
Vernon C. Kozlen
Prime Money Market Fund
$10,001 - $50,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
$1 - $10,000
Corporate Bond Fund
$1 - $10,000
California Bond Fund
$1 - $10,000
High Yield Bond Fund
$1 - $10,000
Large Cap Value Fund
$1 - $10,000
Large Cap Growth Fund
$1 - $10,000
Over $100,000

Victor Meschures	$0	$0
William R. Sweet	Large Cap Value Fund $1 - $10,000 Large Cap Growth Fund $1 - $10,000 RCB Small Cap Value Fund $1 - $10,000	$10,000 - $50,000
James Wolford	$0	$0

Trustees, officers, directors and full time employees of the Trust, CNAM, Inc., RCB, the Trust’s distributor and affiliates of such companies are not subject to the front end sales charge for Class R shares of the Small Cap Value Fund, as sales to such persons do not involve any sales expense to the Fund or the Trust’s distributor.

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ended September 30, 2010.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Irwin G. Barnet	$64,000	N/A	N/A	$64,000
Vernon C. Kozlen(1)	$67,750	N/A	N/A	$67,750
Victor Meschures	$56,500	N/A	N/A	$56,500
William R. Sweet	$65,250	N/A	N/A	$65,250
James Wolford	$49,000	N/A	N/A	$49,000

(1)
Until December 31, 2010, Mr. Kozlen was classified as an interested Trustee of the Trust by virtue of his prior position with CNB, the parent company of CNAM, Inc., until March 2007, and his provision of consulting services to CNB.  Although Mr. Kozlen, as an interested Trustee, received no compensation from the Trust, he received fees from CNB based on the same formula for compensation paid by the Trust to each Independent Trustee, for serving as a Trustee of the Trust.

INVESTMENT MANAGER

CNAM, Inc. serves as the investment adviser to each Fund.  Prior to April 1, 1999, Berkeley Capital Management (“BCM”) served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the “Management Agreement”) dated as of April 1, 1999 regarding the Trust. The Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, CNAM, Inc., a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the Management Agreement between CNB and the CNI Charter Funds, and the obligations of CNB contained in the Management Agreement, were assumed by CNAM, Inc.. CNAM, Inc. employs the same investment personnel that managed the Funds under CNB.

Prior to January 1, 2011, CCM Advisors, LLC (“CCMA”) served as the investment adviser for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to an Investment Management Agreement between CCMA and the Trust dated as of October 1, 2005 (the “CCMA Management Agreement”). Effective January 1, 2011, CCMA combined its business into that of its affiliate, CNAM, Inc. In connection with the combination CNAM, Inc. assumed the rights and obligations of CCMA under the CCMA Management Agreement.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of December 31, 2010, the Investment Manager had

approximately $5.5 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $58.5 billion in assets under administration, which includes $36.8 billion in assets under management, as of December 31, 2010. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement with respect to each Fund is in effect for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement with respect to each Fund may be terminated at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to any of the Funds. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “CNI Charter” by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the fiscal years ended September 30, 2010, September 30, 2009, and September 30, 2008, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended 9/30/10		Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/08
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$2,346,358	$5,101,871	$6,289,965	$2,209,867	$8,036,065	N/A
Prime Money Fund(1)	$2,098,466	$1,372,407	$4,052,346	$880,166	$5,795,736	N/A
California Money Fund(1)	$951,908	$1,559,896	$1,474,110	$1,567,627	$2,527,506	$583,052
Limited Maturity Fixed Income Fund(3)	$239,083	$(11,767)	$190,238	$(1,838)	$387,697	$71,536
Government Bond Fund(2)	$501,340	$101,119	$266,771	$48,650	$240,577	$39,175
Corporate Bond Fund(2)	$399,441	$925	$302,500	$1,690	$272,353	N/A
California Bond Fund(2)	$64,096	$46,449	$59,259	$38,770	$57,629	$34,284
Full Maturity Fixed Income Fund(3)	$223,269	N/A	$209,306	N/A	$218,218	$(1,676)
High Yield Bond Fund(2)	$302,429	$43,020	$186,637	$24,722	$234,228	$28,565
Multi-Asset Fund	$144,041	N/A	$120,374	N/A	$103,433	N/A
Diversified Equity Fund(3)	$470,229	N/A	$492,270	N/A	$713,538	$25,460
Large Cap Value Fund	$606,813	N/A	$482,229	N/A	$705,013	N/A
Large Cap Growth Fund	$234,759	N/A	$215,840	N/A	$347,269	N/A
Socially Responsible Equity Fund(3)	$436,611	N/A	$321,042	N/A	$414,390	$50,427
Small Cap Value Fund	$204,573	N/A	$153,244	N/A	$352,910	N/A

(1)
The Investment Manager has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets. In addition, the Investment Manager has voluntarily agreed to further waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(2)
The Investment Manager has voluntarily waived the indicated amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets.

(3)	Includes fees received by CCMA, the Fund’s previous investment adviser which combined its business with CNAM effective January 1, 2011.

The Investment Manager has voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. Any fee reductions or reimbursements may be repaid to the Investment Manager as described below.

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Class N	Class S
Government Money Fund	0.63%	0.85%	1.05%
Prime Money Fund	0.63%	0.85%	1.05%
California Money Fund	0.55%	0.78%	0.98%
Government Bond Fund	0.70%	0.95%	N/A
Corporate Bond Fund	0.75%	1.00%	N/A
California Bond Fund	0.50%	0.75%	N/A
High Yield Bond Fund	1.00%	1.30%	N/A
Multi-Asset Fund	1.75%	2.00%	N/A
Large Cap Value Fund	1.00%	1.25%	N/A
Large Cap Growth Fund	1.05%	1.30%	N/A

Additionally, the Investment Manager has contractually agreed to reduce its investment management fees to the extent that ordinary operating expenses of certain of the Funds exceed the following expense ratios (the “Expense Caps”):

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Class N	Class R
Limited Maturity Fund	1.00%	1.25%	N/A
Full Maturity Fund	1.00%	1.25%	N/A
Diversified Equity Fund	1.25%	1.50%	N/A
Socially Responsible Equity Fund	1.25%	1.50%	N/A
Small Cap Value Fund	1.24%	1.49%	1.49%

The Funds may terminate this undertaking at any time upon 60 days’ notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the “Expense Limitation Agreement”), any Fund expenses waived or reimbursed by the Investment Manager may be recovered by the Investment Manager to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement.

The Investment Manager intends to seek potential recovery of amounts voluntarily or contractually waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2010, CNAM, Inc. recaptured fees it had previously waived in the following amounts: Limited Maturity Fund: $11,767; and Corporate Bond Fund: $1,690.

Summaries of the Board’s considerations associated with its approval of the renewal of the Management Agreement, and of the renewal of the investment management agreement between the Trust and CCMA with respect to the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, are included in the Trust’s Annual Report for the fiscal year ended September 30, 2010.

SUB-ADVISERS

The High Yield Bond Fund

Guggenheim has entered into a sub-advisory agreement effective April 15, 2009 (the “Guggenheim Sub-Advisory Agreement”) with the Investment Manager pursuant to which Guggenheim serves as discretionary investment adviser to the High Yield Bond Fund. The Guggenheim Sub-Advisory Agreement provides that Guggenheim shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Guggenheim Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Guggenheim Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Guggenheim Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days’ written notice to Guggenheim, or by Guggenheim on not less than 60 days’ written notice to the Trust.

Guggenheim is entitled to a fee for its investment advisory services, which is calculated at the following annual rates: 0.50% of the average daily net assets of the fund up to $35 million; 0.40% of such net assets over $35 million and less than $70 million; and 0.35% of such assets over $70 million.

For the year ended September 30, 2010, the Investment Manager paid Guggenheim approximately $219,238 in sub-advisory fees.

Until April 15, 2009, Halbis Capital Management (USA), Inc. (“Halbis”) served as investment sub-adviser to the High Yield Bond Fund pursuant to a sub-advisory agreement between the Investment Manager and Halbis (the “Halbis Sub-Advisory Agreement”). As of April 15, 2009, the Halbis Sub-Advisory Agreement was terminated.

A summary of the Board’s considerations associated with its approval of the Guggenheim Sub-Advisory Agreement is included in the Trust’s Annual Report dated September 30, 2010.

The Small Cap Value Fund

RCB has entered into a sub-advisory agreement (the “RCB Sub-Advisory Agreement”) with the Investment Manager. Pursuant to the RCB Sub-Advisory Agreement, RCB serves as discretionary investment adviser to the Small Cap Value Fund. The RCB Sub-Advisory Agreement provides that RCB shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the RCB Sub-Advisory Agreement with respect to the Small Cap Value Fund after its initial two year term must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Small Cap Value Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the RCB Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The RCB Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust or the Small Cap Value Fund terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Small Cap Value Fund, by a majority of the outstanding shares of the Small Cap Value Fund, on not less than 60 days’ written notice to RCB, or by RCB on not less than 60 days’ written notice to the Trust.

The Trust, the Investment Manager and RCB are parties to an Expense Limitation and Reimbursement Agreement (the “Limitation Agreement”) pursuant to which the Investment Manager and RCB agree to limit the total operating expenses of Institutional Class, Class N and Class R shares of the Fund to 1.24%, 1.49% and 1.49% of average net assets (each, an “Expense Cap”), respectively. Under the Limitation Agreement, RCB is responsible for any reimbursement of expenses to limit the total operating expenses of the Fund in accordance with the Expense Caps.

Under the Limitation Agreement, any fee reduced by RCB or operating expenses paid by it (collectively, “subsidies”) may be reimbursed by the Fund to RCB no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed the Expense Cap in effect at the time the subsidies were incurred or any more restrictive limitation to which RCB has agreed and if the Board of Trustees approves the reimbursement. RCB may not request or receive reimbursement of subsidies in any year before payment of the Fund’s operating expenses for such year and may not cause the Fund to exceed an Expense Cap or any other agreed upon expense limitation for that year in making such reimbursement.

RCB is entitled to a fee for its investment advisory services to be paid by CNAM, Inc., which is accrued daily and paid monthly at the annual rate of 0.85% of the average daily net assets of the Small Cap Value Fund. For the fiscal years ended September 30, 2010, September 30, 2009, and September 30, 2008, the Investment Manager paid RCB approximately $204,573, $153,244 and $352,910, respectively, in sub-advisory fees.

The use of the name “RCB” by the Trust is pursuant to the consent of RCB, which may be withdrawn if RCB ceases to be the investment adviser to the Small Cap Value Fund.

A summary of the Board’s considerations associated with its approval of the RCB Sub-Advisory Agreement is included in the Trust’s Annual Report for the fiscal year ended September 30, 2010.

The Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund

As of September 30, 2010, each of the following organizations serves as a Sub-Adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) with the Investment Manager:

Fund	Sub-Adviser(s)	Percentage of Fund Managed as of 9/30/10
Limited Maturity Fund	CNAM, Inc.(1)	100.0%
Full Maturity Fund	Robert W. Baird & Co. Incorporated	42.8%
	Boyd Watterson Asset Management LLC	57.2%
Diversified Equity Fund	AMBS Investment Counsel, LLC	37.6%
	SKBA Capital Management, LLC	24.4%
	Turner Investment Partners, Inc.	38.0%
Socially Responsible Equity Fund	SKBA Capital Management, LLC	100.0%

(1)	Effective January 1, 2011, in connection with the business combination of CCMA and CNAM, Inc., the CNAM, Inc. Sub-Advisory Agreement was terminated.

In early May 2010 and prior to the business combination of CNAM, Inc. and CCM Advisors, Freeman Investment Management Co. (“Freeman”), a sub-adviser to the Diversified Equity Fund, informed CCM Advisors that it would be closing its business.  At a meeting held on May 25, 2010, the Board of Trustees of the Trust terminated Freeman as sub-adviser to the Diversified Equity Fund and appointed CNAM, Inc. as interim sub-adviser to the portion of the Fund previously managed by Freeman, effective May 28, 2010 (the “Effective Date”), until a long-term substitute could be identified.  Pursuant to Rule 15a-4 of the 1940 Act, subject to certain conditions CNAM, Inc. could serve as a sub-adviser to the Fund without shareholder approval for a period of 150 days following the Effective Date.  At meetings held on August 11 and August 26, 2010, CCM Advisors recommended to the Board that a long-term substitute for Freeman not be appointed, and that the assets of the Diversified Equity Fund being managed by CNAM, Inc. be allocated among AMBS, SKBA and Turner for management.  At the August 26, 2010, meeting, upon CCM Advisors’ recommendation, the Board of Trustees of the Trust authorized CCM Advisors to terminate CNAM, Inc. as sub-adviser to the Diversified Equity Fund, which termination occurred effective September 7, 2010.

The Investment Manager is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Investment Manager.

The Investment Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees on behalf of each Fund for the years ended September 30, 2010, September 30, 2009, and September 30, 2008.

Fund	Year ended 9/30/10	Year ended 9/30/09	Year ended 9/30/08
Limited Maturity Fund	$68,257	$57,561	$116,255
Full Maturity Fund	$76,375	$73,635	$76,521
Diversified Equity Fund	$196,012	$179,768	$285,451
Socially Responsible Equity Fund	$146,013	$106,401	$138,163

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

A summary of the Board’s considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of Baird, Boyd Watterson, CNAM, Inc., AMBS, SKBA and Turner is included in the Funds’ Annual Report for the year ended September 30, 2010.

PORTFOLIO MANAGERS

Information regarding CNAM, Inc. and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2010, unless otherwise indicated.

Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Multi-Asset Fund, Large Cap Value Fund and Large Cap Growth Fund

CNAM, Inc. manages the investment portfolios of the Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Multi-Asset Fund, Large Cap Value Fund and Large Cap Growth Fund.

CNAM, Inc. is a wholly-owned subsidiary of CNB. The compensation received from CNB by all CNAM, Inc. employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Limited Maturity Fund

The individuals with primary responsibility for managing the Limited Maturity Fund are Paul C. Single and William C. Miller, Jr.

Mr. Single manages the following accounts (including the Limited Maturity Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$5.178	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	78	$226.9	0	$0

Mr. Miller manages the following accounts (including the Limited Maturity Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$5.051	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	55	$468.6	0	$0

Neither Mr. Single nor Mr. Miller owns any shares of the Limited Maturity Fund.

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Paul C. Single and Robert Harder.  Additional information about Mr. Single is set forth above under “Limited Maturity Fund.”

Mr. Harder manages the following accounts (including the Government Bond Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$5.135	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	75	$678.6	0	$0

Neither Mr. Single nor Mr. Harder owns any shares of the Government Bond Fund.

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are William C. Miller and Robert Harder. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.” Additional information about Mr. Harder is set forth above under “Government Bond Fund.”

Mr. Miller owns shares of the Corporate Bond Fund worth $1 - $10,000.  Mr. Harder does not own any shares of the Corporate Bond Fund.

California Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Gregory Kaplan and Kathleen Meyer.

Mr. Kaplan manages the following accounts (including the California Bond Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$854.1	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	144	$790.8	0	$0

Ms. Meyer manages the following accounts (including the California Bond Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$44.9	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	87	$365.1	0	$0

Neither Mr. Kaplan nor Ms. Meyer owns any shares of the California Bond Fund.

Multi-Asset Fund

The individuals with primary responsibility for managing the Multi-Asset Fund are William C. Miller and Otis “Tres” Heald. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.”

Mr. Heald manages the following accounts (including the Multi-Asset Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$85.6	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	93	$349.4	0	$0

Neither Mr. Miller nor Mr Heald owns any shares of the Multi-Asset Fund.

Large Cap Value Fund

The individuals with primary responsibility for managing the Large Cap Value Fund are Steve Decker and Max Sasso.

Mr. Decker manages the following accounts (including the Large Cap Value Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$110.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	158	$327.4	0	$0

Mr. Sasso manages the following accounts (including the Large Cap Value Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$110.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	129	$178.0	0	$0

Mr. Decker owns shares of the Large Cap Value Fund worth $1 - $10,000.  Mr. Sasso does not own shares of the Large Cap Value Fund.

Large Cap Growth Fund

The individuals with responsibility for managing the Large Cap Growth Fund are Otis “Tres” Heald and Joseph Querriera. Additional information about Mr. Heald is set forth above under “Multi-Asset Fund”.

Mr. Querriera manages the following accounts (including the Large Cap Growth Fund):
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$50.0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	149	$177.0	0	$0

Mr. Heald does not own any shares of the Large Cap Growth Fund. Mr. Querriera owns shares of the Large Cap Growth Fund worth $1 - $10,000.

Full Maturity Fund

The Full Maturity Fund is managed by Baird and Boyd Watterson. The individuals with responsibility for managing portions of the Full Maturity Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and Justin C. Waggoner of Boyd Watterson.

Baird Portfolio Managers. Messrs. Elfe and Tranchita managed the following accounts (including Baird’s portion of Full Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$4,895	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	115	$10,332	1	$815

The compensation received from Baird by Messrs. Elfe and Tranchita consists of four components:

•	A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.

•	An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite.

•
An annual cash revenue sharing award for senior management, which varies from year to year with Baird’s revenues and overall profitability and is based on the recommendation of Baird’s Chief Investment Officer, who considers investment performance of composites of portfolios managed by

Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

•
Participation in Baird’s stock purchase program, which is available to persons holding officer titles of at least Vice President for at least one year who demonstrate outstanding performance, teamwork and leadership ability, and who have made significant contributions to Baird’s current success and are willing to be an active participant in the firm’s anticipated growth.

Neither Mr. Elfe nor Mr. Tranchita own any shares of the Funds.

Boyd Watterson Portfolio Managers. Mr. Waggoner managed the following accounts (including Boyd Watterson’s portion of the Full Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$27.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	576	$838	0	$0

The compensation received from Boyd Watterson by Mr. Waggoner consists of a fixed annual cash salary and annual cash bonus which is discretionary and based on the company’s profitability.

Mr. Waggoner does not own any shares of the Funds.

High Yield Bond Fund

Guggenheim manages the investment portfolio of the High Yield Bond Fund. The individual with primary responsibility for managing the Fund is Richard A. Lindquist. Mr. Lindquist managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed*	Total Assets (millions)*	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies	6	$1,356	0	$0
Other Pooled Investment Vehicles	5	$406	20	$41
Other Accounts	18	$881	4	$161

*	These figures represent accounts of both Guggenheim and Guggenheim Partners LLC.

Mr. Lindquist’s compensation consists of the following elements: (i) Base Salary: the portfolio managers are paid a fixed base salary by Guggenheim, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and (ii) Annual Bonus: the portfolio managers are paid a discretionary annual bonus by Guggenheim, which is based on the overall performance and profitability of Guggenheim, but not on performance of any one specific account managed by the portfolio managers. The portfolio managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of Guggenheim.

Mr. Lindquist does not own any shares of the High Yield Bond Fund.

Diversified Equity Fund

Portions of the Diversified Equity Fund are managed by Allan J. Meyers, Wayne A. Titche, Barbara J. DeMoor, John K. Koczara and Ryan M. Allen of AMBS; Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew

D. Zuck and Shelley H. Mann of SKBA; and Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Halie W. O’Shea of Turner.

AMBS Portfolio Managers. Messrs. Meyers, Titche, Koczara and Allen and Ms. DeMoor managed the following accounts (including AMBS’ portion of the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$25	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	139	$592	0	$0

AMBS’ investment professionals, including Ms. DeMoor and Messrs. Titche, Koczara, Meyers and Allen, receive cash compensation in the form of fixed salaries plus annual bonuses based on firm profitability. In addition, all current AMBS investment professionals have ownership in the firm and share in its revenue.

None of Messrs. Meyers, Titche, Koczara and Allen and Ms. DeMoor own any shares of the Funds.

SKBA Portfolio Managers. Messrs. Bischel, Kaplan, Rothe and Zuck and Ms. Mann manage the following accounts (including SKBA’s portion of the Diversified Equity Fund and Socially Responsible Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$87	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	54	$558	0	$0

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel, Rothe and Zuck and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to their investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

None of Messrs. Kaplan, Rothe, Bischel and Zuck and Ms. Mann own any shares of the Diversified Equity Fund.

Turner Portfolio Managers. Mr. Turner manages the following accounts (including Turner’s portion of the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	10	$1,100	1	$43
Other Pooled Investment Vehicles:	41	$540	3	$51
Other Accounts:	90	$8,000	7	$717

Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and performance targets are set and measured over multiple time periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of Turner’s investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of its investment strategies. Each employee has the opportunity to become an equity owner, which Turner believes is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Mr. Turner does not own any shares of the Diversified Equity Fund.

Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothe, Matthew D. Zuck and Shelley H. Mann of SKBA.  Additional information regarding them is set forth above under “Diversified Equity Fund.”

Mr. Bischel beneficially owns shares of the Socially Responsible Equity Fund worth between $50,001 and $100,000. Mr. Zuck beneficially owns shares of the Socially Responsible Equity Fund worth between $1 and $10,000. Ms. Mann beneficially owns shares of the Socially Responsible Equity Fund worth between $10,001 and $50,000. Neither Messrs. Kaplan nor Rothe own any shares of the Socially Responsible Equity Fund.

Small Cap Value Fund

RCB manages the investment portfolio of the Small Cap Value Fund. The individuals with primary responsibility for managing the Fund are Jeffrey Bronchick and Thomas D. Kerr. Messrs. Bronchick and Kerr managed the following accounts (including the Small Cap Value Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$43	0	$0
Other Pooled Investment Vehicles:	1	$156	0	$0
Other Accounts:	201	$415	0	$0

Compensation for each of Messrs. Bronchick and Kerr is based on a combination of a competitive salary; a share in a bonus pool based on the profitability of the company and distributed according to a combination of contribution, peer review and other factors; and a pro rata share of available corporate profits as each is a principal of the firm. The bonus is paid annually at year-end.

Mr. Bronchick owns shares worth over $1,000,000, and Mr. Kerr owns shares worth $50,001 - $100,000, of the Small Cap Value Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for (i) RCB which generally provides for allocation in a random manner; and (ii) Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Multi-Asset Fund may invest in affiliated funds (i.e., the Money Market Funds, the Bond Funds, the Equity Funds, for which the Investment Manager or its affiliate serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliate serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as follows: 0.065% of the first $2.5 billion in Assets; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; 0.025% of Assets exceeding $5 billion but not exceeding $7.5 billion; and 0.02% of Assets exceeding $7.5 billion.  Each Fund is subject to a minimum annual fee of $90,000.  The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund’s shares.

For the fiscal years ended September 30, 2010, September 30, 2009, and September 30, 2008, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended 9/30/10		Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/08
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,440,778	$216,118	$1,355,981	$163,132	$1,406,548	N/A
Prime Money Fund(1)	$698,531	$104,779	$830,502	$84,687	$1,054,891	N/A
California Money Fund(1)	$468,073	$70,221	$465,677	$57,886	$523,440	N/A
Limited Maturity Fund	$22,936	N/A	$17,895	N/A	$35,075	N/A
Government Bond Fund	$70,745	N/A	$34,272	N/A	$29,613	N/A
Corporate Bond Fund	$50,224	N/A	$35,591	N/A	$31,012	N/A
California Bond Fund	$20,626	N/A	$16,977	N/A	$15,531	N/A
Full Maturity Fund	$22,509	N/A	$19,514	N/A	$19,903	N/A
High Yield Bond Fund	$23,251	N/A	$13,205	N/A	$15,995	N/A
Multi-Asset Fund	$14,523	N/A	$11,227	N/A	$9,327	N/A
Diversified Equity Fund	$31,622	N/A	$30,670	N/A	$43,468	N/A
Large Cap Value Fund	$49,324	N/A	$36,343	N/A	$51,942	N/A
Large Cap Growth Fund	$18,182	N/A	$15,525	N/A	$24,429	N/A
Socially Responsible Equity Fund	$29,339	N/A	$20,023	N/A	$25,203	N/A
Small Cap Value Fund	$12,134	N/A	$8,447	N/A	$19,004	N/A
(1)
The Administrator has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund, Class S shares of the Money Market Funds and Class R shares of the Small Cap Value Fund, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of CNAM, Inc., that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, SEI Institutional Transfer Agent, Inc. (the “Transfer Agent”), a wholly owned subsidiary of SEI Investments located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as transfer agent for the Funds.

Pursuant to a sub-transfer agent agreement, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-transfer agent for Limited Maturity Fund, Full Maturity Fund, Diversified Equity Fund, Socially Responsible Equity Fund and Class R of the Small Cap Value Fund.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, KPMG LLP, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 1601 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust and the Independent Trustees. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii)

engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. On September 30, 2010, the Funds held securities of the Trust’s “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Government Money Market Fund	Nomura	$375,000
	Barclays	$252,100
	Bank of America	$250,000
	Deutsche Bank	$200,000
	JP Morgan	$200,000

Prime Money Market Fund	Nomura	$125,000
	Deutsche Bank	$50,000
	Barclays	$50,000
	Bank of America	$41,400
	Goldman Sachs	$4,235

Corporate Bond Fund	JP Morgan	$4,727
	Citigroup	$3,903
	Barclays	$2,997
	Goldman Sachs	$2,669
	Merrill Lynch	$2,156
	Morgan Stanley	$2,046
	Bank of America	$1,563
	Credit Suisse	$1,388
	Deutsche Bank	$521

Limited Maturity Fund	Citigroup	$2,003
	Morgan Stanley	$793
	Goldman Sachs	$773
	UBS	$606
	Barclays	$588
	Bank of America	$219
	Bank of New York	$159
	JP Morgan	$155

Government Bond Fund	Barclays	$1,000
	Goldman Sachs	$422

Full Maturity Fund	JP Morgan	$1,546
	Citigroup	$1,462
	Bank of America	$719
	Morgan Stanley	$636
	Bank of New York	$412
	Goldman Sachs	$316
	Credit Suisse	$229
	Deutsche Bank	$153
	Barclays	$108

Multi-Asset Fund	Barclays	$4,500
	Goldman Sachs	$523

Large Cap Value Fund	Goldman Sachs	$3,973
	JP Morgan	$3,167
	Bank of America	$2,098
	Bank of New York	$964
	Morgan Stanley	$881

Large Cap Growth Fund	Goldman Sachs	$636
	JP Morgan	$316

Diversified Equity Fund	Morgan Stanley	$550
	JP Morgan	$456
	Citigroup	$415
	Bank of New York	$359

Small Cap Value Fund	Morgan Stanley	$1,107

BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2010	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	$123	N/A	N/A	N/A
Multi-Asset Fund	$26,329	N/A	N/A	N/A
Diversified Equity Fund	$113,893	$14,554	12.8%	6.6%
Large Cap Value Fund	$76,442	N/A	N/A	N/A
Large Cap Growth Fund	$54,955	N/A	N/A	N/A
Socially Responsible Equity Fund	$57,896	N/A	N/A	N/A
Small Cap Value Fund	$56,404	N/A	N/A	N/A

Year Ended September 30, 2009	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Multi-Asset Fund	$45,246	N/A	N/A	N/A
Diversified Equity Fund	$116,209	N/A	N/A	N/A
Large Cap Value Fund	$62,622	N/A	N/A	N/A
Large Cap Growth Fund	$17,615	N/A	N/A	N/A
Socially Responsible Equity Fund	$94,288	N/A	N/A	N/A
Small Cap Value Fund	$84,667	N/A	N/A	N/A

Year Ended September 30, 2008	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Multi-Asset Fund	$45,246	N/A	N/A	N/A
Diversified Equity Fund	$140,721	N/A	N/A	N/A
Large Cap Value Fund	$114,616	N/A	N/A	N/A
Large Cap Growth Fund	$40,813	N/A	N/A	N/A
Socially Responsible Equity Fund	$80,549	N/A	N/A	N/A
Small Cap Value Fund	$185,367	N/A	N/A	N/A

Of the total brokerage commissions paid by the High Yield Bond Fund, none was paid to firms which provided research services to the Investment Manager as well as execution services. Fund Of the total brokerage commissions paid by the Multi-Asset Fund, the Large Cap Value Fund and the Large Cap Growth Fund during the fiscal year ended September 30, 2010, a total of $26,329, $76,442 and $54,955 (100% in each case), respectively, was paid to firms which provided research services to the Investment Manager as well as execution services. Of the total brokerage commissions paid by the Diversified Equity Fund managed by AMBS, SKBA, and Turner during the fiscal year ended September 30, 2010, totals of $6,671, $17,204 and $55,804, 100% were paid to firms which provided research services to AMBS, SKBA, and Turner respectively, as well as execution services. Of the total brokerage commissions paid by the Socially Responsible Equity Fund during the fiscal year ended September 30, 2010, a total of $57,896, 100% was paid to firms which provided research services to SKBA as well as execution services. Of the total brokerage commissions paid by the Small Cap Value Fund, during the fiscal year ended September 30, 2010, none of the commissions were paid to firms which provided research services to RCB as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Market Funds’ net asset values per share are determined (each a “Business Day”), the Money Market Funds’ net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 4:30 p.m. Eastern time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m. Eastern time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Market Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

As of September 30, 2010, the unused capital loss carryforwards for each Fund were approximately as follows: Limited Maturity Fund, $2,815,000; Government Bond Fund, $26,000; Corporate Bond Fund, $519,000; High Yield Bond Fund, $3,362,000; Multi-Asset Fund, $3,636,000; Diversified Equity Fund, $23,918,000; Large Cap Growth Equity Fund, $4,008,000; Large Cap Value Equity Fund, $8,465,000; Socially Responsible Equity Fund, $9,434,000; and RCB Small Cap Value Fund, $6,160,000. For U.S. federal income tax purposes, these amounts are generally available to be applied against future capital gains, if any, realized by the applicable Fund prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Fund	2011	2012	2013	2014	2015	2016	2017	2018
Limited Maturity Fund	$0	$22,000	$838,000	$132,000	$1,415,000	$0	$81,000	$327,000
Government Bond Fund	$0	$0	$0	$0	$0	$26,000	$0	$0
Corporate Bond Fund	$0	$0	$0	$42,000	$271,000	$116,000	$90,000	$0
High Yield Bond Fund	$521,000	$0	$0	$268,000	$0	$0	$832,000	$1,741,000
Multi-Asset Fund	$0	$0	$0	$0	$0	$0	$2,309,000	$1,327,000
Diversified Equity Fund	$0	$0	$0	$0	$0	$0	$10,584,000	$13,334,000
Large Cap Growth Equity Fund	$1,844,000	$227,000	$0	$0	$0	$0	$454,000	$1,483,000
Large Cap Value Equity Fund	$0	$0	$0	$0	$0	$0	$2,809,000	$5,656,000
Socially Responsible Equity Fund	$0	$0	$0	$0	$0	$81,000	$2,161,000	$7,192,000
RCB Small Cap Value Fund	$0	$0	$0	$0	$0	$0	$589,000	$5,571,000

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other Regulated Investment Companies

The Multi-Asset Fund invests in other regulated investment companies. It will not be able to offset gains distributed by an underlying fund in which it invests against losses incurred by another underlying fund in which it invests because the underlying funds cannot distribute losses (although if, at any time, the Multi-Asset Fund has an overall unrealized loss on the shares of one of the funds in which it invests, it may be able to realize some or all of that loss by redeeming fund shares). The Multi-Asset Fund’s redemptions of shares in an underlying fund, including those resulting from changes in the allocation of its assets among underlying funds, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Multi-Asset Fund. Further, a portion of losses on redemptions of shares in the underlying funds may be deferred. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Multi-Asset Fund and therefore may not be offset by any capital losses incurred by the Multi-Asset Fund, which may result in more ordinary dividends for shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if Multi-Asset Fund had invested directly in the underlying securities held by the funds in which it invests. As a result of these factors, the use of the fund-of-funds structure by the Multi-Asset Fund could adversely affect the amount, timing and character of distributions to its shareholders.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Special rules, however, apply to certain dividends paid to individuals. With respect to taxable years beginning on or before December 31, 2012, certain dividends may be treated as “qualified dividend income,” which is subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. “Qualified dividend income” is not actually treated as capital gain, however, and thus is not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The portion of dividends eligible to be treated as “qualified dividend income” will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by a Fund in a particular taxable year that is attributable to “qualified dividend income” received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Money Market Funds or the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because certain Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in those Funds is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Shareholders holding shares in a Money Market Fund will not have any gain or loss on a sale or exchange so long as the Money Market Fund maintains a net asset value of $1.00 per share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds (except for proceeds from redemptions of Money Market Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2012, the 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions and redemption payments paid after December 31, 2012 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends.  Distributions and redemption payments paid after December 31, 2012 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

Each of the California Bond Fund and the California Money Fund intends to invest its assets so that at the close of each quarter of its fiscal year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as a Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Bond Fund or the California Money Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Bond Fund or the California Money Fund will not be exempt from California corporate income or franchise taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. With respect to the Multi-Asset Fund, the net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY MARKET FUNDS

The Money Market Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Funds’ investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Market Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds, the Class S shares of the Money Market Funds and the Class R shares of the Small Cap Value Fund, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N, Class S and Class R shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including the Investment Manager and affiliates of the Distributor, that provide distribution-related services to the Class N, Class S and Class R shareholders or to their customers who beneficially own the Class N, Class S and Class R shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares (other than the High Yield Bond Fund) is 0.25%, the annual distribution fee rate for the Class N shares of the High Yield Bond Fund is 0.30%, the annual distribution fee rate for the Small Cap Value Fund’s Class R shares is 0.25%, and the annual distribution fee rate for the Money Market Funds’ Class N and Class S shares is 0.50%.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the FINRA Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended September 30, 2010, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2010	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1)	$365,760	$0
Prime Money Fund(1)	$228,191	$0
California Money Fund(1)	$109,639	$0
Limited Maturity Fund	$14,556	$5,642
Government Bond Fund	$8,744	$0
Corporate Bond Fund	$3,976	$0
California Bond Fund	$5,438	$0
Full Maturity Fund	$5,488	$3,681
High Yield Bond Fund	$66,052	$0
Multi-Asset Fund	$48,677	$0
Diversified Equity Fund	$6,496	$1,293
Large Cap Value Fund	$24,443	$0
Large Cap Growth Fund	$23,317	$0
Socially Responsible Equity Fund	$4,270	$1,538
Small Cap Value Fund	$11,384	$0
Class S Shares
Government Money Fund(1)	$86,485	$0
Prime Money Fund(1)	$216,618	$0
California Money Fund(1)	$17,386	$0
Class R Shares
Small Cap Value Fund(1)	$17,564	$17,267

(1)
The Distributor has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay CNB a fee of 0.25% of the Funds’ average daily net assets on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds. The Investment Manager has contractually agreed to fully waive its shareholder servicing fees with respect to Class R shares of the Small Cap Value Fund, effective through January 28, 2012.

Prior to January 1, 2011, CCMA provided certain specific shareholder services to Class N shareholders of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to a Shareholder Services Agreement with the Trust. As compensation for the provision of such services, the Class N shares of each Fund paid CCMA a fee of up to 0.25% of the average daily net assets of Class N shares of the Fund on an annual basis, payable monthly. In connection with the business combination of CNAM, Inc. and CCMA on January 1, 2011, CNAM, Inc. entered into a Shareholder Services Agreement with the Trust on January 1, 2011, and has contractually agreed to fully waive its shareholder servicing fees with respect to the Limited Maturity Fund, the Full Maturity Fund and the Socially Responsible Equity Fund and to limit the shareholder servicing fee for the Diversified Equity Fund to 0.15%, effective through January 28, 2012.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ended September 30, 2010, September 30, 2009, and September 30, 2008, pursuant to the Shareholder Services Agreement, the Class N, Class S, Class R and Institutional Class shares of the Funds paid CNB the following fees:

Fees Paid, Fiscal Year Ended 9/30/10	Class N	Class S	Class R	Institutional Class
Government Money Fund(1)	$12,129,791	$2,034,051	N/A	$236,075
Prime Money Fund(1)	$2,614,640	$423,725	N/A	$1,273,900
California Money Fund(1)	$3,436,600	$373,683	N/A	$398,440
Limited Maturity Fund	$0	N/A	N/A	N/A

Government Bond Fund	$17,488	N/A	N/A	$341,516
Corporate Bond Fund	$7,953	N/A	N/A	$245,196
California Bond Fund	$10,875	N/A	N/A	$96,918
Full Maturity Fund	$0	N/A	N/A	N/A
High Yield Bond Fund	$121,095	N/A	N/A	$60,106
Multi-Asset Fund	$97,354	N/A	N/A	$23,344
Diversified Equity Fund	$9,744	N/A	N/A	N/A
Large Cap Value Fund	$48,887	N/A	N/A	$220,239
Large Cap Growth Fund	$46,633	N/A	N/A	$66,975
Socially Responsible Equity Fund	$0	N/A	N/A	N/A
Small Cap Value Fund	$22,768	N/A	$17,564	$7,022

Fees Paid, Fiscal Year Ended 9/30/09	Class N	Class S	Class R	Institutional Class
Government Money Fund(1)	$1,251,055	$126,789	N/A	$89,647
Prime Money Fund(1)	$610,664	$290,008	N/A	$630,163
California Money Fund(1)	$174,530	$23,008	N/A	$108,724
Limited Maturity Fund	$0	N/A	N/A	N/A
Government Bond Fund	$7,467	N/A	N/A	$175,917
Corporate Bond Fund	$1,772	N/A	N/A	$188,347
California Bond Fund	$3,486	N/A	N/A	$87,281
Full Maturity Fund	$0	N/A	N/A	N/A
High Yield Bond Fund	$39,163	N/A	N/A	$31,290
Multi-Asset Fund	$37,840	N/A	N/A	$22,347
Diversified Equity Fund	$10,741	N/A	N/A	N/A
Large Cap Value Fund	$20,652	N/A	N/A	$173,794
Large Cap Growth Fund	$20,611	N/A	N/A	$62,404
Socially Responsible Equity Fund	$0	N/A	N/A	N/A
Small Cap Value Fund	$7,910	N/A	$0	$3,814

Fees Paid, Fiscal Year Ended 9/30/08	Class N	Class S	Class R	Institutional Class
Government Money Fund(1)	$4,790,885	$604,401	N/A	$150,161
Prime Money Fund(1)	$2,079,008	$1,158,855	N/A	$1,251,384
California Money Fund(1)	$1,534,660	$296,058	N/A	$337,480
Limited Maturity Fund	$0	N/A	N/A	N/A
Government Bond Fund	$7,030	N/A	N/A	$155,617
Corporate Bond Fund	$1,935	N/A	N/A	$168,285
California Bond Fund	$1,970	N/A	N/A	$83,135
Full Maturity Fund	$0	N/A	N/A	N/A
High Yield Bond Fund	$49,121	N/A	N/A	$38,476
Multi-Asset Fund	$29,284	N/A	N/A	$22,433
Diversified Equity Fund	$11,600	N/A	N/A	N/A
Large Cap Value Fund	$35,106	N/A	N/A	$249,173
Large Cap Growth Fund	$34,132	N/A	N/A	$99,433
Socially Responsible Equity Fund	$0	N/A	N/A	N/A
Small Cap Value Fund	$16,047	N/A	$75,304	$12,445

(1)
CNB has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

As a Participating Organization, City National Securities, Inc. (“CNS”), a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS.

For the fiscal years ended September 30, 2010, September 30, 2009, and September 30, 2008, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund (1)	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/08
Government Money Fund	$16	$1,393,033	$5,340,612
Prime Money Fund	$3	$912,745	$3,206,531
California Money Fund	$2	$197,715	$1,830,020
Government Bond Fund	$7,202	$7,469	$7,010
Corporate Bond Fund	$4,000	$1,774	$1,955
California Bond Fund	$5,448	$3,492	$1,976
High Yield Bond Fund	$55,079	$39,157	$48,986
Multi-Asset Fund	$48,722	$37,843	$29,711
Large Cap Value Fund	$24,458	$20,631	$34,962
Large Cap Growth Fund	$23,324	$20,597	$33,948
Small Cap Value Fund	$8,498	$7,912	$16,077

(1)           No information is provided for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund because these Funds were not included in the Shareholder Service Provide Agreement between CNS and CNB as of September 30, 2010.

DEALER COMMISSIONS

The Distributor receives a sales charge on purchases of Class R shares of the Small Cap Value Fund, some or all of which is reallowed to retail dealers, as follows:

Your investment	Dealer Commission as a % of offering price
Less than $50,000	3.50%
$50,000 but less than $100,000	3.00%
$100,000 but less than $200,000	2.50%
$200,000 but less than $300,000	2.00%
$300,000 but less than $500,000	1.00%
$500,000 or more	None

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment manager, CNAM, Inc. has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

All Funds
The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No earlier than 60 days and no later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds’ complete portfolio holdings as of the end of such quarter on the Trust’s website. The Trust also files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds’ website(s) no earlier than 15 calendar days after the end of each month, as of the last business day of such month.

Money Market Funds
No later than five business days after the end of each calendar month, the Administrator includes on the Funds’ website lists of the complete portfolio holdings of each Money Market Fund as of the last business day of such month in accordance with Rule 2a-7(c)(12) under the Investment Company Act.

In addition, with respect to each Money Market Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month.  The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Disclosure, Generally
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.  Any unauthorized use known to the Investment Manager or the Sub-Advisers of non-public information by entities under item (3) above shall be reported by the CCO to the Board of Trustees at the next regular Board meeting.  Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of December 31, 2010, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The

Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Investment Manager, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Investment Manager, Sub-Advisers, distributor, or any affiliated person of the Trust or its Investment Manager, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799 or 1-800-445-1341, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix B below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Each series offers two classes of shares (Class N and Institutional Class), other than (a) the Money Market Funds, which also offer Class S shares, and (b) the Small Cap Value Fund, which also offers Class R shares. Currently, the Trust offers shares of 15 series. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 24, 2011, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Government Money Market Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	67.21%

Prime Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	34.18%
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	25.01%

California Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	76.09%

Limited Maturity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
Lewistown Hospital 400 Highland Avenue Lewiston, PA 17044-1167	25.86%

California Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower St., Fl 10 Los Angeles, CA 90071-2300	45.42%
National Financial Services, FEBO City National Bank 555 S. Flower St., Fl 10 Los Angeles, CA 90071-2300	34.29%

Corporate Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower St., Fl 10 Los Angeles, CA 90071-2300	50.64%

Full Maturity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
NFS LLC FEBO Regions BK DBA Kenneburt Co. 250 Riverchase Pkwy E. Fl 5 Birmingham, AL 35244-1832	55.06%

Diversified Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 1 World Financial Center 200 Liberty St New York, NY 10281-1003	48.20%

Large Cap Growth Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower St., Fl 10 Los Angeles, CA 90071-2300	37.24%

Socially Responsible Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	84.44%

As of January 24, 2011, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

Government Market Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Institutional Class	99.53%
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	Class N	80.14%

City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class N	19.86%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	100%

Prime Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Institutional Class	83.63%
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	Institutional Class	16.34%
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	Class N	60.40%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class N	39.60%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	100%

California Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Institutional Class	100.00%
National Financial Services, LLC Attn: Frank Bertola 200 Liberty Street, 5th Floor New York, NY 10281-5500	Class N	96.62%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	100%

Limited Maturity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Lewistown Hospital 400 Highland Avenue Lewiston, PA 17044-1167	Institutional	34.01%
Trinity Medical Center Funded Depreciation 380 Summit Ave Steubenville, OH 43952-2699	Institutional	17.92%
NFS, LLC City National Bank 555 S Flower St., Floor 10 Trust Operations Los Angeles, CA 90071-2300	Institutional	11.69%
Sullivan County Community Hospital PO Box 10 Sullivan, IN 47882	Institutional	8.82%
NFS LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 4 Manhattanville Rd. Purchase NY, 10577-2139	Institutional	7.97%
Medcenter One Plant Fund Attn: Finance Dept. PO Box 5525 Bismarck, ND 58506-5525	Institutional	7.02%
Cottage Health Foundation Attn: Joshua D. Gibb 575 N Kellogg St. Galesburg, IL 61401	Institutional	5.84%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class N	44.57%

Government Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	19.13%
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	18.48%

NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	13.12%
NFS LLC FEBO City National Bank FBO C&D Zodiac Pooled Acct 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	6.39%
NFS LLC FEBO Stanley J Kafka Tarzana, CA 91356	Class N	8.10%
NFS LLC FEBO Alan Berman New York, NY 10021	Class N	6.45%

Corporate Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	51.67%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	24.23%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	8.83%
NFS LLC FEBO Seymour Kaufman Los Angeles, CA 90060	Class N	9.19%
NFS LLC FEBO Susan L Parker TTEE Laguna Hills, CA 92653	Class N	6.59%
NFS LLC FEBO Ethel Grunstein Trottner Beverly Hills, CA 90210	Class N	5.55%
NFS LLC FEBO Stewart Billett TTEE Los Angeles CA 90024	Class N	8.66%

California Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	49.26%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	37.19%
NFS LLC FEBO City National Bank 225 Broadway FL 5 San Diego, CA 92101-5005	Institutional Class	12.70%
NFS LLC FEBO Gerald W. Bachecki TTEE San Francisco, CA 94104	Class N	6.65%
NFS LLC FEBO Art Spence TTEE Art Spence Living Tr Beverly Hills, CA 90210	Class N	7.55%
NFS LLC FEBO Peter & Shera Danese Falk TTEE Los Angeles CA 90024	Class N	15.40%
NFS LLC FEBO Andre Young TTEE Los Angeles CA 90024	Class N	15.40%
NFS LLC FEBO Robert Harper, D. Goldman TTEE Los Angeles CA 90024	Class N	15.40%
NFS LLC FEBO Art Spence TTEE Beverly Hills CA 90210	Class N	7.55%
NFS LLC FEBO Gerald W Bachecki TTEE San Francisco, CA 94104	Class N	6.65%
NFS LLC FEBO CNB FBO Saeed H Abdullah Los Angeles CA 90024	Class N	5.50%
NFS LLC FEBO John Lindsay Sumiko Imai Lindsay Los Angeles, CA 90066	Class N	5.45%

Full Maturity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO Regions BK DBA Kenneburt Co. 250 Riverchase Pkwy E. Fl 5 Birmingham, AL 35244-1832	Institutional	60.68%
Wells Fargo Bank NA FBO Dearborn County Hospital PO Box 1533 Minneapolis, MN 55480	Institutional	14.55%
Lewistown Hospital 400 Highland Avenue Lewistown, PA 17044-1167	Institutional	8.92%
Saltco PO Box 469 Brewton, AL 36427	Institutional	6.08%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class N	22.55%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	Class N	5.21%

High Yield Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	36.62%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	28.57%
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	14.02%
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	5.71%

NFS LLC FEBO The Angell Family Trust Perry Oretzky TTEE Los Angeles, CA 90024	Class N	25.66%
NFS/FMTC Rollover IRA FBO Robert Gersh Beverly Hills, CA 90210	Class N	6.80%

Multi-Asset Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	44.75%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	35.77%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	8.24%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	7.02%

Diversified Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty St New York, NY 10281-1003	Institutional	53.38%
Lewistown Hospital 400 Highland Ave. Lewistown, PA 17044-1167	Institutional	7.43%
Wells Fargo Bank NA FBO Dearborn County Hospital PO Box 1533. Minneapolis, MN 55480	Institutional	7.26%

Saltco PO Box 469 Brewton, AL 36427	Institutional	6.75%
National Financial Services LLC 1 World Financial Center 200 Liberty St New York, NY 10281-1003	Class N	45.20%
UBS Financial Services FBO Kenilworth, IL 60043	Class N	9.17%
Mohini C. Pai TTEE FBO Bantval Padmanabhi Revocable TR Kenilworth, IL 60043	Class N	8.59%
UBS Financial Services FBO Mohini C. Pai Traditional IRA Kenilworth, IL 60043	Class N	6.73%

Large Cap Value Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	20.72%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	20.34%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	7.88%
NFS LLC FEBO City National Bank FBO C&D Zodiac Pooled Acct. 225 Broadway FL 5 San Diego, CA 92101-5005	Institutional Class	5.46%

Large Cap Growth Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	46.75%

NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	28.04%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	10.31%
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	5.97%

Socially Responsible Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	Institutional	88.14%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	Class N	62.76%
Charles Schwab & Co Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	Class N	31.72%

Small Cap Value Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 225 Broadway FL 5 San Diego, CA 92101-5005	Institutional Class	46.80%
NFS LLC FEBO City National Bank FBO CNC PSP Pooled Acct. 225 Broadway FL 5 San Diego, CA 92101-5005	Institutional Class	30.99%
Charles Schwab Acct. FBO Customers 101 Montgomery St. San Francisco, CA 94104-4151	Institutional Class	18.68%

NFS LLC FEBO Robert D Beyer TTEE Beyer Children’s Hldrns TR Partnership Los Angeles, CA 90049	Class N	13.56%
NFS LLC FEBO Leslie & Bruce Rasmussen TTEE Los Angeles, CA 90025	Class N	5.11%
Winning Living Trust Andrew Winner Trste Denise Winner Trste Manhattan Beach, CA 90266	Class R	6.73%
Jeffrey Bronchick Hermosa Beach, CA 90254	Class R	5.47%

As of January 24, 2011, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Market Funds’ investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds, Bond Funds and Multi-Asset Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Market Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2010, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of KPMG as experts in accounting and auditing.

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Group (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

Standard & Poor’s Rating Group

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Corporate Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

APPENDIX  B – PROXY VOTING POLICIES

CNAM, Inc. Proxy Voting Policy

Policy

It is the policy of City National Asset Management, Inc. (CNAM, Inc.) to exercise the duties of care and loyalty with respect to proxy voting. Under the duty of care, CNAM, Inc. will monitor corporate events and vote proxies. Under the duty of loyalty, CNAM, Inc. will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

Procedure

CNAM, Inc. has hired Institutional Shareholder Services (ISS) to vote proxies on its behalf with respect to portfolio equity securities for which CNAM, Inc. serves as investment adviser. ISS is a registered investment adviser and provider of proxy voting and corporate governance services. Its core business is analyzing proxies and issuing informed research and objective vote recommendations. Its research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value. CNAM, Inc. has adopted the proxy voting guidelines of ISS as the proxy voting policies of CNAM, Inc. CNAM, Inc. has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (i) any issue or proposal designated in the guidelines to be voted on a “case by case basis” and (ii) any issue or proposal not listed in the guidelines according to ISS’ recommendation.

CNAM, Inc. (if it has retained the authority to vote proxies) may determine that it is in a Fund’s best interest not to vote proxies received. Circumstances in which CNAM, Inc. may determine not to vote proxies include the following:

(a) If CNAM, Inc. determines that the Fund no longer holds securities of the issuer, or the value of a Fund’s economic interest or portfolio holding in the issuer is insignificant (generally less than 0.05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote.

(b) If a cost-benefit analysis indicates that the cost of voting a proxy would exceed any reasonably anticipated benefits to the fund of the proxy proposal.

(c) If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in CNAM, Inc.’s records.

If the Multi-Asset Fund series of the Trust acquires shares of an investment company, including any other series of the Trust (an “Acquired Fund”), with respect to any proxies solicited by the Acquired Fund the Multi-Asset Fund shall vote the shares of the Acquired Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.  CNAM, Inc. shall instruct ISS to vote shares of affiliated and unaffiliated funds held by the Multi-Asset Fund in the same percentage as the shares voted by the other shareholders of such funds.

CNAM, Inc. Voting Authority – CNAM, Inc. reserves the right to withdraw any proxy item(s) from ISS and to vote the proxy item(s) on its own, if CNAM, Inc. determines that no material conflict of interest exists. The proxy item(s) will be submitted to CNAM, Inc.’s Management Committee which will determine the vote for each of the proposals in question in accordance with the policy stated above.

The Committee will use the following conflict of interest procedures to determine whether CNAM, Inc. has a material conflict of interest.1

The Management Committee will determine whether CNAM, Inc. or its affiliates have a significant business or personal/family relationship that could give rise to a conflict of interest. The Committee will make a reasonable investigation of information relating to conflicts of interest. The Committee will rely on information about CNAM, Inc. and its affiliates that is publicly available or that is generally known by CNAM, Inc. employees, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee will not investigate possible conflicts where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. Each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge, but which have not been identified by the Committee pursuant to this policy.

If a director, officer or employee of CNAM, Inc. or its affiliates not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the Committee and the Committee shall contact Legal Counsel who will be asked to recommend an appropriate course of action.

If it is determined that a material conflict of interest exists, the Committee will not vote and the proxy item(s) will be returned to ISS for voting in accordance with ISS’ guidelines. Any such determination is subject to the “Recordkeeping” requirements described below.

CNAM, Inc. Oversight

a.	At least annually, CNAM, Inc.’s Chief Compliance Officer will review a sample of ISS’ voting record to verify that proxy votes are being cast in accordance with CNAM, Inc.’s adopted guidelines.
b.	ISS’ Voting Guidelines will be reviewed by the Management Committee annually.

CNI Charter Funds Board Reporting

a.
At least annually, CNAM, Inc. and each sub-adviser with authority to vote proxies on behalf of any Fund for which CNAM, Inc. has oversight (the “CNAM, Inc. Sub-Advisers”) shall present to the CNI Charter Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, CNAM, Inc. and each CNAM, Inc. Sub-Adviser may indicate that it has made no material changes to any of these documents. CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.
At least annually, CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that CNAM, Inc. or a CNAM, Inc. Sub-Adviser has identified as involving a conflict of interest, CNAM, Inc. or the CNAM, Inc. Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

1 For this purpose, a “conflict of interest” shall be deemed to occur when an adviser or sub-adviser or an affiliated person of an adviser or sub-adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a fund, other than the obligation the adviser or sub-adviser incurs as investment adviser to the fund, which may compromise the adviser’s or sub-adviser’s independence of judgment and action in voting the proxy.

a.	proxy voting procedures and policies, and all amendments, will be maintained by CNAM, Inc. Chief Compliance Officer;
b.
ISS will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). CNAM, Inc. has obtained an undertaking from ISS to provide such information promptly upon request. CNAM, Inc.’s Director of Research will also receive quarterly reports from ISS for the equity funds for which CNAM, Inc. has investment discretion, as described above.

c.
a record of all client requests for proxy voting information and the subsequent responses will be maintained by the CNAM, Inc.’s Chief Compliance Officer. Any requests received by other CNAM, Inc. staff members should be forwarded to the Chief Compliance Officer.

d.
records memorializing the determination to withdraw a vote from ISS and the basis for CNAM, Inc.’s voting decision will be maintained by the Management Committee a copy of which will be provided to CNAM, Inc.’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, CNAM, Inc. and each CNAM, Inc. Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of any Fund.

Guggenheim Investment Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction/Purpose

Guggenheim Investment Management, LLC (“GIM”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to guide how GIM votes proxies with respect to certain securities held in accounts of its clients.

II.	Proxy Voting Responsibilities

The portfolio managers, under the auspices of the Head Trader (“Head Trader”), shall be responsible for evaluating and voting proxies in accordance with these Proxy Policies.  The portfolio manager, in consultation with the Head Trader, shall be responsible for identifying any material conflicts of interest on the part of GIM or its personnel that may affect particular proxy votes and resolving any material conflicts identified.  The operations director and the Head Trader are responsible for administering, overseeing and recommending updates to these Proxy Policies as may be appropriate from time to time.

In addition, the operations director and the Head Trader (in consultation with the Chief Compliance Officer (“CCO”) or senior management of GIM, as may be necessary) shall be responsible for: assisting portfolio managers in analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below; and making and keeping all required records with respect to proxies voted by GIM.

III.	Proxy Guidelines

Generally, GIM will vote proxies in manner which it believes is in the best interests of its clients.

IV.	Conflicts of Interest

GIM recognizes that there may be a potential conflict of interest when it votes a proxy. To that end, GIM has implemented these additional procedures to address certain votes that may be may be subject to a material conflict of interest, including: (a) evaluating the nature of GIM’s and its employees’ material business and personal relationships (and those of its affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (b) prohibiting employees involved in the decision making process or vote administration from revealing how GIM intends to vote on a proposal in order to reduce any attempted influence from interested parties; and (c) where a material conflict of interest exists, reviewing its proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service.

In circumstances in which GIM considers the recommendation of third party research services, the operations director will take reasonable steps to verify that the third party research service is in fact independent, based on all of the relevant facts and circumstances. This includes among other things, analyzing whether the third party research service: (a) has the capacity and competency to adequately analyze the specific proxy issues; and (b) can make such recommendations in an impartial manner and in the best interests of GIM’s clients.

V.	When GIM May Not Vote Proxies

GIM may abstain from voting proxies in certain circumstances, including situations where: (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; (c) GIM concludes that the cost of voting the proxy is likely to exceed the expected benefit to the client; or (d) if, in the opinion of GIM, insufficient information is provided regarding the proposal.

VI.	Proxies of Certain Non-U.S. Issuers

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent GIM from voting such proxies. For example, GIM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require GIM to provide local agents with power of attorney prior to implementing GIM’s voting instructions. Although it is GIM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.

VII.	Proxy Voting Records

Clients may obtain information about how GIM voted proxies on their behalf by contacting their GIM administrative representative. Alternatively, clients may make a written request for proxy voting information to: Chief Compliance Officer, Guggenheim Investment Management, LLC, 135 East 57th Street, New York, NY 10022.

VIII.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, GIM will maintain the following records: (a) a copy of these Proxy Policies, as they may be amended from time to time; (b) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system; (c) a record of each proxy vote cast on behalf of its clients;  (d) a copy of  internal documents created by GIM that were material to making the decision how to vote proxies on behalf of its clients; and (e) each written client request for information on how GIM voted proxies on behalf of the client and all written responses by GIM to oral or written client requests for such proxy voting information.

IX.	Policy Summary

GIM will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary.  A copy of these materials will be provided promptly to clients on request.

REED CONNER & BIRDWELL LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

February, 2008

POLICY

Reed Conner & Birdwell (“RCB”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  RCB manages both equity and fixed income securities for its clients and will hold voting securities (or securities for which shareholder action is solicited) in a client account.  Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, RCB will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.  RCB will perform a check to ensure that all proxies which need to be voted are received by RCB.  In the event it is not received, RCB will contact the custodian.  However, if it is not received in sufficient time it may not get voted.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, RCB’s concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  RCB will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by RCB to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

PROCEDURES

RCB’s Operations Department, in consultation with senior management, is responsible for ensuring that all proxies received by RCB are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between RCB’s interests and the client’s, RCB will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  When a client does not respond to such a conflict disclosure request or denies the request, RCB will abstain from voting the securities held by that client’s account.

We do not anticipate a material number of such conflicts of interest during our management of the Fund. Conceptual conflicts may include:

1.
RCB, in its marketing efforts to separately managed accounts, may solicit business for the corporate pension assets and/or personal assets of senior management of a company that is owned by the Fund or others of its separately managed accounts.  If RCB is successful in winning the business, RCB could then own the stock of a company in the Fund portfolio and manages assets for that same company or for senior management of that company.

2.	Alternatively, RCB may already manage assets or other similar accounts for a company, and subsequently determine that the company’s stock merits inclusion in the RCB portfolio.

In the event where a conflict should arise, the Firm will continue to vote the proxy in the best interest of its clients.

The Compliance Department is responsible for ensuring that all corporate actions received by RCB are addressed in a timely manner and consistent action is taken across all portfolios.

DIMINIMUS CONDITIONS

RCB may determine that it is in the client’s best interest not to vote proxies received.  Circumstances in which the Adviser may determine not to vote proxies include the following:

(a)  If RCB determines that the client no longer holds securities of the issuer; or

(b) If the value of a client’s economic interest or RCB’s beneficial interest is insignificant (generally less than .05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote; or

(c)  If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in the records of the Compliance Department.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, RCB will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that RCB may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by RCB that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

RCB will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will advise clients how they may obtain information on how RCB voted their securities.  Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to RCB.

GUIDELINES

Each proxy issue will be considered individually and on a case-by-case basis. RCB’s decisions are governed by its primary duty to safeguard and promote the interests of the accounts and their beneficiaries.  In keeping with this duty, it is the policy of RCB to vote in favor of those proposals, which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held.

RCB has always taken an aggressive corporate governance stance and has used its proxy voting power as well as proactive communication with management of its holdings to convey its views on what it believes to be the rational course of action to be followed in order to create long-term shareholder value. Each company owned in portfolios managed by RCB faces different issues and RCB often encounters very different philosophies and operating styles by which a company expects to achieve such shareholder value.

This being the case:

1.
RCB generally casts proxy votes against issues that seek to entrench the Board and management of a company through anti-takeover measures, staggered Board terms, super majority requirements and poison pill provisions.

2.	RCB is highly sensitive to any measures that potentially dilute shareholder interests through new security issuance or excessive management compensation through equity gifting.

3.	RCB will not vote shares in the Fund portfolio in favor of any “social” issues unless such issues happen also, in RCB’s judgment, to directly advance shareholder value.

4.
RCB generally votes in favor of measures that provide shareholders with greater abilities to nominate directors; hold directors and management accountable for performance; allow shareholders to directly vote on takeover proposals by third parties.

AMBS INVESTMENT COUNSEL, LLC
PROXY STATEMENT VOTING GUIDELINES
FOR NON-ERISA CLIENTS

I. Voting Considerations

AMBS Investment Counsel will vote proxies in the best interest of our clients. It will consider only those factors which affect the economic value of the clients’ investments and will vote based solely on the ultimate economic interest of the client taking into account the period over which the client expects to hold such shares. It will not be unduly influenced by representatives of management or any other outside group.

II. Issues Guidelines

The actual voting of proxy statements by AMBS Investment Counsel will utilize the Proxy Template/Standard Answers developed by the Voting Committee. The Voting Committee is comprised of at least two (2) members of the firm’s investment team who continually review and update the template options. On issues believed to be extraordinary or on proxy questions where there is not consensus on the committee, other members of the firm’s investment team will be consulted.

All corporate proxy statements will be reviewed on an individual basis in determining the voting. In general, it is the intention to vote in accordance with management’s recommendations on the following types of management proposals:

*	Election of directors when there is not an opposition slate

*	Ratification of Appointment of Auditors

*	Amendments to the Certificate of Incorporation regarding director liability

*	Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock

In regard to shareholder resolutions, AMBS Investment Counsel will examine each issue solely from an economic perspective. It is not AMBS Investment Counsel’s function to vote proxy statements from an ethical, social, or moral perspective or to gauge corporate responsibility. It is, therefore, the general policy to vote with management in opposition to shareholder resolutions which could negatively impact the corporation’s ability to do business.

Lastly, because AMBS Investment Counsel acts to enhance the economic interest of our client, it will generally support the following initiatives concerning the maximization of shareholder value:

*	Against management sheltering “poison pills” which effectively lower the value of the shares

*	Against the payment of “greenmail”

*	Against staggered terms for the board of directors

*	Against proposals calling for the repricing of past stock options

*	For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value

*	For cumulative voting policies in electing the board of directors

*	For confidential voting in electing the board of directors

*	For amendments to the certificate of incorporation regarding the issuance of new authorized capital stock

It will be AMBS Investment Counsel’s policy to scrutinize these types of resolutions on an individual basis, taking into consideration current management’s record in producing shareholder value.

III. Documentation

In the capacity of fiduciary, AMBS Investment Counsel accepts responsibility to maintain accurate records on the voting of proxies. For each holding in the client’s investment portfolio, our firm will maintain a file with records of how the proxy statement was voted. Any vote not covered under this policy or a vote against management will be explained in writing. Files will also include a master list of the clients owning a particular security, to identify whether the proper proxy material has been received. Our firm will utilize these written guidelines to govern the voting of the proxies and will amend them as deemed necessary.

IV. Material Conflicts of Interest

AMBS Investment Counsel believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest is determined to exist, AMBS will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

V. Reporting

Proxy voting reports are available upon client request.

VI. Acknowledgment of Responsibility under the SEC

AMBS Investment Counsel, acting as a fiduciary on behalf of our client under the Securities and Exchange Commission, hereby acknowledges its responsibility to vote proxies on a best efforts basis in a prudent manner and solely in the best interests of the client investment account.

SKBA PROXY POLICY

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital

Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.

2.	create staggered terms for Board members or non-annual election of directors.

3.	eliminate cumulative voting.

4.	require a super majority approval of the acquisition of the company by another.

5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

6.	require a “Fair Price” in the acquisition of the company.

7.	make the acquisition of the company more difficult.

8.
change the state of incorporation (e.g.  from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

9.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

10.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.

11.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

12.
amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder proposals that:

13.	reinstate cumulative voting.

14.	return to the annual election of directors or eliminate staggered terms of directors.

15.	reinstate preemptive shareholder rights.

16.	repeal provisions requiring a super majority vote of shareholders to approve the corporation’s acquisition by another company.

17.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.

18.	adopt the use of indexed stock options.

19.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

20.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

21.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

22.
prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

23.	require the company to expense stock options.

24.
establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

25.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

In compliance with Rule 206(4)-6 of the Investment advisers Act of 1940 with regard to potential conflicts of interests in proxy voting, we outline below a brief summary of our Proxy Voting Policy.

Our overriding concern in voting proxies is to protect and enhance our clients’ financial well being.  The financial impact on our clients will supersede any relationship SKBA may have with any corporation soliciting a proxy.  If it can be determined that a proposal negatively impacts the client’s financial position, we will vote against it.  We are concerned with shareholder rights and will vote against most attempts by boards of directors to entrench or expand their positions at the expense of shareholders.  We will vote with shareholders on proposals to protect those rights including management proposals that would make the acquisition of the company more difficult or the creation of a new class of securities with superior voting powers.

SKBA Capital Management, LLC (SKBA) believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest is determined to exist, SKBA will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

November 2009

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management.  Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients.  In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client.  Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.  Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary.  PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.  Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type.  Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility.  Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management.  Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe.  Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings.  Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.  Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences.  PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions.  Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues.  In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders.  The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts.  Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit.  Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships.  In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue.  Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant.  Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision.  Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  July 1, 2003
Last revised:  June 15, 2009